IRIDEX Corporation Singular Research Conference – San Francisco, CA NASDAQ: IRIX June 9, 2016 Exhibit 99.1

Safe Harbor Participation in this presentation requires that you be aware of the Federal legislation regarding forward-looking statements. Accordingly, during the course of this presentation we may make forward-looking statements regarding future events or the future performance of the Company. We caution you that such statements are just predictions that involve risks and uncertainties, and that actual events or results could differ materially. We discuss a number of the risks in our business in detail in the Company’s SEC reports, including our latest Form 10-K and our latest Form 10-Q.

IRIDEX Corporation Future Growth and Revenue New Business Model New Technologies New Growth Trajectory Business Priorities

Our Business: Retinal Disease and Glaucoma Treatments Glaucoma Business Retina Business

Macro Trends Driving MicroPulse® Demand people with glaucoma, 17 million diagnosed 65M Growing Elderly Populations people worldwide with age-related, vision-threatening retinal disease by 2021 343M Additional retinal indications High cost and sustainability of pharmacotherapy + +

Value-Based Medicine

Transitioning to High Growth An Evolving Business to Compelling New Opportunities Legacy Premium Proprietary Scalable Platform Razor/Razorblade

| Compelling Clinical Advancements Retina Business

Problem and Solution Traditional vs. Mircropulse graphic from scarring to non-scarring Traditional Pre-treatment 1 Year Post-treatment Pre-treatment 1 Year Post-treatment Scarring non-existent with equivalent visual acuity results as traditional laser, plus increased retinal sensitivity, using MicroPulse laser therapy. Compare traditional laser treatments with IRIDEX’s Patented MicroPulse® technology Scarring clearly visible using traditional laser technology and continuous-wave laser treatment.

Clinical Evidence

Safety

10-year follow-up data proved no detectable retina damage.

Efficacy

Control randomized trials showed improved vision and improved retinal sensitivity.

Efficiency

More treatable patients. Improved patient pass-through rates.

Economics

IQ 577™ and TxCell™ nearly paid for itself in less than a year.

Using anti-VEGF and MicroPulse may reduce treatment burden and costs.




Pre-treatment
1 Yr Post-treatment


Redesign places focus on practice efficiency



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Targeted Market Segment Understanding Retina Market breakdown and opportunity Historical Market predominantly replacement opportunity New Market MicroPulse laser for retinal treatment

New Solutions Across the Glaucoma Spectrum Glaucoma Business

Glaucoma Global Macro Trends Estimated 65 million patients worldwide, 17 m diagnosed Aging population demographic - 50% of glaucoma patients are above 70 Compliance is the issue - 50% of patients stop taking meds at 1 year 65M 70+ 50%

Glaucoma Market Segmentation |$5.5B spent on Medications

# Treatments/year* 2 Average Probe Price $200 Number of Patients 5 M TAM $2 B 10.4M Patients Worldwide on Meds 5M Patients Worldwide on Multiple Meds Targeted Market Segment: 5M Patients on Multiple Glaucoma Meds Represent $2B Opportunity

Data from the Focused US Rollout Future Growth and Revenue $20 K Recurring Probe Sales Placements Opportunity x = 300 ASCs control 50% of glaucoma surgical volume [of which 47 are IRIDEX customers] 5,000 ASCs perform eye surgery 19,000 Ophthalmologists

Cyclo G6: The New Solution Innovative Glaucoma System Provides Competitive Advantage MicroPulse® P3 G-ProbeTM Cyclo G6TM Laser Console Intelligence resides in the probe, not the appliance Revolutionary strategy and technology provide inherent competitive advantage Growing portfolio allows treatment of various stages along the glaucoma continuum of care Four New Probes under Development

Expanding Probe Portfolio to Grow Procedural Opportunity Drugs Trabeculoplasty MIGS Traditional Surgery MicroPulse P3 G-ProbeTM Early to Mid-stage Late stage Four Probes under Development

Cyclo G6: Immediate Commercial Impact G6 Console Units Cyclo G6 Probe Revenue 2015Q1 March Launch G6 Laser Console and G6 Probe sales since launch 2015Q4 2015Q3 2015Q2 2016Q1 9 15 21 68 74 0 10 20 30 40 50 60 70 80 2015Q1 March Launch 2015Q4 2015Q3 2015Q2 2016Q1 $81,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $141,600 $223,530 $620,640 $780,510

Global Cyclo G6 Data as of June 1, 2016 Worldwide G6 units sold (75% in the US) 261 Total G6 probes shipped since March 2015 launch 17,172 Total G6 probes shipped in 2016 9,579 Countries have purchased 20

Clinical Evidence NUHS Prospective Clinical Study Studies in Progress Wills Eye: Retrospective study shows 39% IOP reduction Ongoing prospective study reporting 54% IOP reduction at three months UC San Francisco studied anatomical effects – reporting high safety profile Yale University study demonstrating minimal tissue disruption Multi-Center Retrospective: 30% IOP reduction at month three 33% IOP reduction at 18 months Significant reduction in eye pressure (IOP) in moderate and late-stage glaucoma Procedure can be add-on therapy as well as monotherapy Third-Party Results in Asia/Singapore 1 One-Year U.S. Follow-up at ARVO 2016 41% reduction in IOP @ 12 months Normal Eye Pressure IOP (mmHg) IOP (mmHg)

Executing on the Vision

Commercial Models Separate Models | Different Markets Legacy Hardware Legacy Consumables G6 Platform

Financial Snapshot Most Recent Quarterly Results – Q1, 2016 P&L Balance Sheet 2016 Guidance: Double-digit growth, accelerating in second half Cash $10.5 MM Debt $0.00 Revenue $11.9M Growth Rate from Q1 FY15 11%

Additional Financial Information ]Q1 CAGR ~44%

Business Model Targets 60% consumable, 40% equipment 50/50 retina and glaucoma 40/60 US and International 55+% gross margin, 15+% operating margin

IRIDEX Corp. Future Growth and Revenue New Technologies New Business Model New Growth Trajectory

References Slide 5: Global estimates of diabetes prevalence for 2013 and projections for 2035,” International Diabetes Foundation, Diabetes Research and Clinical Practice, 2014;103:137-149. Market Scope 2015 Comprehensive Global Report Slide 6: Market Scope 2015 Comprehensive Global Report   Slide 9: Vujosevic S, Bottega E, Casciano M, Pilotto E, Convento E, Midena E. Retina 2010 Note: Circle denotes traditional laser burn.   Slide 10: Luttrull JK, Sramek C, Palanker D, Spink CJ, Musch DC. Long-term safety, high-resolution imaging, and tissue temperature modeling of subvisible diode micropulse photocoagulation for retinovascular macular edema. Retina, 2012;32:(2)375-86. Lavinsky D, Cardillo  JA, Melo LA Jr., Dare A, Farah ME, Belfort R Jr. Randomized clinical trial evaluating mETDRS versus normal or high-density micropulse photocoagulation for diabetic macular edema. Invest Ophthalmol Vis Sci, 2011;52:(7)4314-23. Vujosevic S, Bottega E, Casciano M, Pilotto E, Convento E, Midena E. Microperimetry and fundus autofluorescence in diabetic macular edema: Subthreshold micropulse diode laser versus modified early treatment diabetic retinopathy study laser photocoagulation. Retina, 2010;30:(6)908-916. Vujosevic S, Martini F, Longhin E, Convento E, Cavarzeran F, Midena E. Subthreshold micropulse yellow laser versus subthreshold micropulse infrared laser in center-involving diabetic macular edema: Morphologic and functional safety. Retina, 2015. Caskey P. MicroPulse laser therapy and anti-vegf injections for macular edema associated with crvo. Retinal Physician, 2013;S1-S2. Escaf M. MicroPulse results exceed expectations in a treatment-naïve patient with center-involving diabetic macular edema. Retinal Physician, 2015:(September)S2. Rosenthal J, Feistmann J. Making the jump to MicroPulse laser therapy for treating the macula. Retina Today, 2015;Insert:(January/February)1-2. Slide 11: Market Scope 2015 Comprehensive Global Report   Slide 15: Assumption: 2 treatments per year. Chew, P, mTSCPC vs TSCPC, 2014 reports 1.6 treatments in 18 months. Slide 16: Glaucoma Research Foundation IMS Health Market Scope 2015 Comprehensive Report on the Global Glaucoma Surgical Device Market

thank you.

IRIDEX

Clinical Resources

Financials

Video

Resources



Saksonov, Poster MicroPulse 577 Cystoid ME due to BRVO, APVRS 2011


Rethinking the Regimen for Retinal Disease Management

Mahootchi, Rethinking Regimen for Retina Disease, RT 2014



Saksonov, MicroPusle 577 vs Classic ME due to BRVO AVPRS-VRSI 2011



Gossage, 532 TxCell MicroPulse ME due to BRVO, RT 2014



Inagaki, MicroPulse for ME due to BRVO, J Ophth 2014



Caskey 577 nm MicroPulse CRVO, RP 2013



Wong, MicroPulse abstract, ASRS 2014doc



Luttrull, Retinal Protective Therapy Dry AMD, IOVS 2016


LASER RESENSITIZATION OF MEDICALLY UNRESPONSIVE NEOVASCULAR AGE-RELATED MACULAR DEGENERATION
Efficacy and Implications

Luttrull, Laser Resensitization AMD, Retina 2015


LONG-TERM SAFETY, HIGH-RESOLUTION IMAGING, AND TISSUE TEMPERATURE MODELING OF SUBVISIBLE DIODE MICROPULSE PHOTOCOAGULATION FOR RETINOVASCULAR MACULAR EDEMA

Luttrull, Long-term safety MicroPulse, Retina 2011



Parodi, Intravitreal combined w grid for ME in BRVO, BJO 2008


Laser for BRVO: History and Current Practice

Luttrull, Laser for BRVO, Retina Today 2011



Saskonov, 577 nm ARM, RP 2011


Subthreshold Grid Laser Treatment of Macular Edema Secondary to Branch Retinal Vein Occlusion with Micropulse Infrared (810 Nanometer) Diode Laser

Parodi, Subthreshold Grid Laser 810, Ophth 2006 FRO

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Video Resources

Financials
Video
Resources


MicroPulse™
Technology

Video 1:
MicroPulse Technology Animation


MicroPulse® P3 Device Powered
by Cyclo G6™ Glaucoma Laser System

Video 2:
Cyclo G6 Laser System Technology


MicroPulse P3 Device

Video 3:
Transscleral Cyclophotocoagulation with Cyclo G6


Healio

Video 4:
Interview with Dr. Jacky Lee at ESCRS 2015



Video 5:
Media Release on New Treatments for Glaucoma
(Chinese with English subtitles)


Optic Nerve

Video 6:
News Report Dr. Harris on IQ577 for MLT and MP3

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